                                                                   EXHIBIT 10.53
                                                           CONFORMED AS EXECUTED

                                 FIFTH AMENDMENT
                                 ---------------

          FIFTH AMENDMENT (this "Amendment"), dated as of December 15, 2003, among RESOLUTION PERFORMANCE PRODUCTS INC., a Delaware corporation ("Holdings"), RESOLUTION PERFORMANCE PRODUCTS LLC, a Delaware limited liability company ("RPP USA"), RPP CAPITAL CORPORATION, a Delaware corporation ("US Finance Corp." and, together with RPP USA, the "US Borrowers" and each, a "US Borrower"), RESOLUTION EUROPE B.V. (formerly known as Resolution Nederland B.V.), a company organized under the laws of The Netherlands (the "Dutch Borrower" and, together with the US Borrowers, the "Borrowers" and each, a "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (each, a "Lender" and, collectively, the "Lenders"), and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                   WITNESSETH:
                                   ----------

          WHEREAS, Holdings, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of November 14, 2000 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

          WHEREAS, subject to the terms and conditions of this Amendment, Holdings, the Borrowers, the Lenders and the Administrative Agent agree as follows;

          NOW, THEREFORE, it is agreed:

          1. Section 1.01(c) of the Credit Agreement is hereby amended by (i) inserting the text "the lesser of (A) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B)" immediately following the text "then outstanding, equals" appearing in clause (vii) thereof, and (ii) inserting the text "the lesser of (A) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B)" immediately following the text" "then outstanding, an amount equal to" appearing in clause (viii) hereof.

          2. Section 1.01(d) of the Credit Agreement is hereby amended by (i) inserting the text "the lesser of (A) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B)" immediately following the text "an amount equal to" appearing in clause (vi) thereof, (ii) inserting the text "the lesser of (A) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B)" immediately following the text "at any time outstanding" appearing in clause (vii) thereof, and (iii) inserting the text "the lesser of (A) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B)" immediately following the text" "then outstanding, an amount equal to" appearing in clause (viii) hereof.

          3. Section 1.01(e) of the Credit Agreement is hereby amended by inserting the text "the Borrowing Base or" immediately following the words "the amount of" appearing in clause (v) of the second sentence thereof.

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          4.   Section 1.03(a) of the Credit Agreement is hereby amended by (i)
deleting the word "and" appearing at the end of clause (vi) of the second sentence thereof and (ii) deleting the period appearing at the end of clause
(vii) of the second sentence thereof and inserting the following new clause
(viii) at the end of such second sentence:

          ", and (viii) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered)."

          5. Section 1.03(b) of the Credit Agreement is hereby amended by inserting the following new clause (w) immediately before clause (x) appearing in the second sentence thereof:

          "(w) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered),".

          6. Section 2.01(c) of the Credit Agreement is hereby amended by inserting the words "an amount equal to the lesser of (A) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B)" immediately before the words "the Total Revolving Loan Commitment at such time" appearing in clause (i) thereof.

          7. Section 4.02(a)(i) of the Credit Agreement is hereby amended by inserting the words "the lesser of (x) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (y)" immediately before the words "the Total Revolving Loan Commitment as then in effect" in each place such words appear therein.

          8. Section 4.02(a)(ii) of the Credit Agreement is hereby amended by inserting the text "the lesser of (x) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered and (y)" immediately before the text "the Dutch Borrower Revolving Loan Sublimit" appearing therein.

          9. Section 4.02(e) of the Credit Agreement is hereby amended by (i) inserting the text "and Additional Senior Secured Notes" immediately following the words "except with respect to the Net Cash Proceeds from the issuance of Senior Secured Notes" appearing in clause (i) of the first sentence thereof,
(ii) deleting the word "and" appearing immediately prior to clause (ii) of the first sentence thereof, and (iii) inserting the following new clause (iii) immediately following such clause (ii):

          ", and (iii) on each date on which Holdings or any of its Subsidiaries receives any cash proceeds from the issuance of any Additional Senior Secured Notes, an amount equal to 100% of the Net Cash Proceeds from such issuance shall be applied as a mandatory repayment in accordance with the requirements of Sections 4.02(i) and (j)".

          10. Section 4.02(h) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 4.02(h) in lieu thereof:

          "(h) [Intentionally Omitted]."

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          11.  Section 4.02(i) of the Credit Agreement is hereby amended by inserting the following proviso at the end of the first sentence thereof:

          "; provided, however, after all outstanding Term Loans have been repaid in full with the Net Cash Proceeds received from the issuance of the Additional Senior Secured Notes as provided in clause (i) above, any remaining Net Cash Proceeds from such issuance shall not be required to be applied as provided in clause (ii) above but instead shall be used on the date of receipt thereof as a mandatory prepayment of outstanding Revolving Loans (without a corresponding reduction to the Total Revolving Loan Commitment)".

          12. Section 7.27 of the Credit Agreement is hereby amended by inserting the following new clause (c) at the end thereof:

          "(c) The Additional Senior Secured Note Documents also constitute part of the "Credit Agreement" and "Designated Senior Debt" for purposes of (and as defined in) the Senior Subordinated Note Indenture, and the Additional Senior Secured Notes may properly be issued in reliance on clauses (2) and/or (16) of the definition of "Permitted Indebtedness" contained in the Senior Subordinated Note Indenture (in each case until such time, if any, as the Indebtedness in respect of the Additional Senior Secured Note Documents may be reclassified in reliance on another provision of, and otherwise permitted by, the Senior Subordinated Note Indenture)."

          13. Section 7 of the Credit Agreement is hereby further amended by inserting the following new Sections 7.28 and 7.29 at the end thereof:

          "7.28 Senior Secured Note Indenture. (a) This Agreement and the other Credit Documents constitute part of the "Credit Agreement" and "First Priority Lien Obligations" for purposes of (and as defined in) the Senior Secured Note Indenture.

          (b) The Additional Senior Secured Note Documents also constitute part of the "Credit Agreement" and "First Priority Lien Obligations" for purposes of (and as defined in) the Senior Secured Note Indenture, and the Additional Senior Secured Notes may properly be issued in reliance on clauses (2) and/or (16) of the definition of "Permitted Indebtedness" contained in the Senior Secured Note Indenture (in each case until such time, if any, as the Indebtedness in respect of the Additional Senior Secured Note Documents may be reclassified in reliance on another provision of, and otherwise permitted by, the Senior Secured Note Indenture).

          7.29 Intercreditor Agreement. The provisions of the Intercreditor Agreement, and the amendments to the respective Security Documents contemplated by the Fifth Amendment, in each case (i) are enforceable against the Credit Parties party thereto and the holders of the Additional Senior Secured Notes and the Additional Senior Secured Notes Trustee and
     (ii) do not violate or conflict with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any of the Senior Subordinated Note Documents, the Senior Secured Note Documents, the

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     Additional Senior Secured Note Documents or the respective Security
     Documents, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law)."

          14. Section 8.01(e) of the Credit Agreement is hereby amended by (i) deleting the reference "(I)" appearing therein, (ii) deleting the text "Sections
9.10 and 9.11" appearing in existing sub-clause (I)(x)(A) thereof and inserting the text "Section 9.11" in lieu thereof, (iii) deleting the text ", and" appearing at the end of existing clause (I) thereof and (iv) deleting clause
(II) thereof in its entirety.

          15. Section 8.01(k) of the Credit Agreement is hereby amended by inserting the text ", the Additional Senior Secured Notes" immediately after the words "the Senior Secured Notes" appearing therein.

          16. Section 8.01 of the Credit Agreement is hereby further amended by inserting the following new clause (l) at the end thereof:

          "(l) Borrowing Base Certificate. (i) On the Fifth Amendment Effective Date and (ii) not later than 3:00 P.M. (New York time) on the 35th day after the last day of each calendar month ended thereafter (although the first subsequent Borrowing Base Certificate shall be delivered not later than 3:00 P.M. (New York time) on the 35/th/ day after the last day of the calendar month ended immediately prior to the Fifth Amendment Effective
     Date), a borrowing base certificate in the form of Exhibit O (each, a "Borrowing Base Certificate"), which shall be prepared (A) as of October 31, 2003 in the case of the initial Borrowing Base Certificate (or, in the event that the Fifth Amendment Effective Date occurs on or after December 30, 2003, as of the last day of the then most recent calendar month ended at least 30 days prior to the Fifth Amendment Effective Date) and (B) as of the last day of the second preceding calendar month in the case of each subsequent monthly Borrowing Base Certificate."

          17. Section 8.14(a) of the Credit Agreement is hereby deleted in its entirety and the following new Section 8.14(a) is inserted in lieu thereof:

          8.14 Permitted Acquisitions. (a) Subject to the provisions of this
     Section 8.14 and the requirements contained in the definition of Permitted Acquisition, RPP USA and its Wholly Owned Subsidiaries may from time to time effect Permitted Acquisitions, so long as (in each case except to the extent the Required Lenders otherwise specifically agree in writing in the case of a specific Permitted Acquisition): (i) no Default or Event of Default shall be in existence at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto;
     (ii) RPP USA shall have given the Administrative Agent and the Lenders at least 5 Business Days' prior written notice of any Permitted Acquisition;
     (iii) calculations are made by RPP USA demonstrating that the Adjusted Bank Leverage Ratio on the last day of the relevant Calculation Period would not be greater than the Maximum Permitted Acquisition Bank Leverage Ratio at such time, calculated on a Pro Forma Basis as if the respective Permitted

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     Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period; (iv) the Maximum Permitted Consideration payable in connection with the proposed Permitted Acquisition does not exceed $50,000,000; (vii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; (v) RPP USA provides to the Administrative Agent and the Lenders as soon as available but not later than 5 Business Days after the execution thereof, a copy of any executed purchase agreement or similar agreement with respect to such Permitted Acquisition; (vi) after giving effect to such Permitted Acquisition and the payment of all post-closing purchase price adjustments required (in the good faith determination of RPP USA) in connection with such Permitted Acquisition (and all other Permitted Acquisitions for which such purchase price adjustments may be required to be made) and all capital expenditures (and the financing thereof) reasonably anticipated by RPP USA to be made in the business acquired pursuant to such Permitted Acquisition within the 90-day period (such period for any Permitted Acquisition, a "Post-Closing Period") following such Permitted Acquisition (and in the businesses acquired pursuant to all other Permitted Acquisitions with Post-Closing Periods ended during the Post-Closing Period of such Permitted Acquisition), the Total Unutilized Revolving Loan Commitment shall equal or exceed $25,000,000; and (vii) RPP USA shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Officer of RPP USA, certifying to the best of such officer's knowledge, compliance with the requirements of preceding clauses (i) through (vi), inclusive, and containing the calculations required by the preceding clause
     (iii), (iv) and (vi); provided, however, that so long as (x) the Maximum Permitted Consideration payable in connection with the proposed Permitted Acquisition does not exceed $7,500,000 and (y) the Maximum Permitted Consideration paid in connection with the proposed Permitted Acquisition, when combined with the Maximum Permitted Consideration paid in connection with all other Permitted Acquisitions consummated in the same fiscal quarter as such proposed Permitted Acquisition, does not exceed $15,000,000, RPP USA shall not be required to comply with clauses (ii) and
     (v) above in connection with such Permitted Acquisition and the officer's certificate otherwise required to be delivered pursuant to clause (vii) above shall instead be delivered to the Administrative Agent within 45 days following the end of the fiscal quarter in which such Permitted Acquisition is consummated."

          18. Section 9.04 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (o) thereof, (ii) deleting the period appearing at the end of clause (p) thereof and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (q) immediately after clause (p) thereof:

          "(q) Indebtedness of the US Borrowers and any other US Credit Party that is a Subsidiary Guarantor incurred under the Additional Senior Secured Notes and the other Additional Senior Secured Note Documents in an aggregate principal amount expected to equal $125,000,000 (but not to exceed $150,000,000) (as reduced by any repayment of principal thereof), which Indebtedness may be secured by the Collateral owned by the US Borrowers and the other US Credit Parties that are Subsidiary Guarantors on a pari passu basis with the other First Lien Obligations pursuant to the applicable Security Documents; provided, however, (x) the Additional Senior Secured Notes shall not be secured by
     (i) any Mortgaged Property or (ii) any capital stock or other securities of any Subsidiary owned by a US Credit Party to the extent the aggregate principal amount, par value, book value as carried by such US Credit Party or the market value, whichever is the greatest, of any such capital stock or other securities of any such Subsidiary is equal to or greater than 20% of the aggregate outstanding principal amount Additional Senior Secured Notes, and (y) the rights and benefits of the holders of the Additional Senior Secured Notes and the Additional Senior Secured Notes Trustee in respect of the Collateral and the applicable Security Documents also shall be subject to the terms and provisions of the Intercreditor Agreement which shall provide, inter alia, that the rights, benefits and privileges of the First Lien Creditors (other than the holders of the Additional Senior Secured Notes and the Additional Senior Secured Notes Trustee) in respect of the Collateral and the applicable Security Documents vis a vis the rights of the holders of the Additional Senior Secured Notes and the Additional Senior Secured Notes Trustee in respect of the Collateral and the applicable Security Documents shall be substantially similar to the rights, benefits and privileges of such First Lien Creditors in respect of the Collateral and the applicable Security Documents vis a vis the rights of the Second Lien Creditors (as defined in the applicable Security Documents) in respect of the Collateral and the applicable Security Documents as set forth in the respective Security Documents, including, without limitation, as to application of proceeds of the Collateral (including with respect to application of such proceeds to post-petition interest accruing on such First Lien Obligations at the applicable contract rate, whether or not a claim for post-petition interest is allowed under applicable law), voting rights, control of the Collateral and waivers of certain rights in respect of the Collateral."

          19. Section 9.08 of the Credit Agreement is hereby amended by deleting the text following the semicolon appearing at the end thereof in its entirety and inserting the following new text in lieu thereof:

     "it being understood and agreed, however, to the extent that the Senior Secured Note Documents or the Additional Senior Secured Note Documents constitute part of the "Credit Agreement" for purposes of the Senior Subordinated Note Indenture, the Senior Secured Note Documents and/or the Additional Senior Secured Note Documents, as the case may be, also may constitute "Designated Senior Debt" as defined in the Senior Subordinated
     Note Indenture, provided that at all times prior to such time as when the Total Commitment and all Letters of Credit have been terminated and all Notes and outstanding Loans, together with interest, Fees and other Obligations incurred hereunder have been paid in full in cash in accordance with the terms hereof, no holder of a Senior Secured Note or an Additional Senior Secured Note nor the respective trustee in respect thereof may give (and the terms of each of the Senior Secured Note Indenture and the Additional Senior Secured Note Indenture shall expressly provide that no such Person may give) any "Default Notice" pursuant to Section 10.2(b) or 12.2(b) of the Senior Subordinated Note Indenture commencing, a "Payment Blockage Period" thereunder."

          20. Section 9.10 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section
9.10 in lieu thereof:

          "9.10 [Intentionally Omitted]."

          21. Sub-clause (y) of the proviso to Section 9.12(ii) of the Credit Agreement is hereby amended by inserting the text "and the aggregate principal amount of all Additional Senior Secured Notes purchased pursuant to clause (x) of this Section 9.12" immediately following the text ", when added to the aggregate principal amount of all Senior Secured Notes purchased pursuant to clause (ix) of this Section 9.12" appearing therein.

          22. Section 9.12(vi) of the Credit Agreement is hereby amended by inserting the text ", any Additional Senior Secured Note Document (other than any amendment or modification to any Security Document made in accordance with the terms hereof and thereof)" immediately after the text "any Holdings PIK Junior Subordinated Note" appearing therein.

          23. Section 9.12(ix) of the Credit Agreement is hereby amended by inserting the text "and the aggregate principal amount of all Additional Senior Secured Notes purchased pursuant to clause (x) of this Section 9.12" immediately following the text ", when added to the aggregate principal amount of all Senior Subordinated Notes purchased pursuant to clause (ii) of this Section 9.12" appearing in the proviso thereof.

          24.  Section 9.12 of the Credit Agreement is hereby further amended by
(i) deleting the word "and" appearing at the end of clause (viii) thereof, (ii) deleting the period appearing at the end of clause (x) thereof and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (x) immediately after clause (ix) thereof:

          "(x) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption, repurchase or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), or any prepayment or redemption as a result of any asset sale, excess cash flow recapture, change of control or similar event of, any Additional Senior Secured Note (except, in the case of the Additional Senior Secured Notes, through the issuance of Exchange Additional Senior Secured Notes as contemplated in the definition of Additional Senior Secured Notes and consistent with the requirements of the definition of Exchange Additional Senior Secured Notes), provided that, so long as no Default or Event of Default then exists or would result therefrom, the US Borrowers may repurchase the Additional Senior Secured Notes on the open market in an aggregate principal amount for all purchases made pursuant to this proviso not to exceed, when added to the aggregate principal amount of all Senior Subordinated Notes purchased pursuant to clause (ii) of this Section 9.12 and the aggregate principal amount of all Senior Secured Notes purchased pursuant to clause (ix) of this Section 9.12, $37,500,000 so long as the Adjusted Total Leverage Ratio is less than 4.00:1.00 on the last day of the Test Period most recently ended prior to the consummation of the respective repurchase (as set forth in the officer's certificate most recently delivered pursuant to Section 8.01(e))."

          25. Section 9.13(c) of the Credit Agreement is hereby amended by deleting clause (iv) thereof in its entirety and inserting the following new clause (iv) in lieu thereof:

          "(iv) calculations are made by RPP USA of the Adjusted Bank Leverage Ratio for the Calculation Period most recently ended prior to the date of the respective issuance of Disqualified Preferred Stock, on a Pro Forma Basis after giving effect to the respective issuance of Disqualified Preferred Stock, and such calculations shall show that the Adjusted Bank Leverage Ratio would have been no greater than (x) 2.25:1.00 on the last day of any fiscal quarter of RPP USA ending on or prior to December 31, 2005 or (y) 2.00:1.00 on the last day of any fiscal quarter of RPP USA ending thereafter, in either case as if such issuance of Disqualified Preferred Stock had been consummated on the first day of the respective Calculation Period, and".

          26. Section 9.14 of the Credit Agreement is hereby amended by (i) inserting the text ", the Additional Senior Secured Note Documents" immediately following the words "the Senior Subordinated Note Documents" appearing in clause
(xii) thereof and (ii) inserting the text ", the Additional Senior Secured Notes" immediately following the words "the Senior Subordinated Notes" appearing in the parenthetical appearing at the end of clause (xiv) thereof.

          27. The definition of "Change of Control Event" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "any Additional Senior Secured Note Document," immediately after the text "Senior Subordinated Note Document," appearing in each of clauses (I)(e) and (II)(c) thereof.

          28. The definition of "Consolidated Net Income" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (A)(v) of said definition and inserting a comma in lieu thereof and (ii) inserting the following new clause (vii) immediately before the word "minus" appearing at the end of clause (A)(vi) thereof:

     "and (vii) any non-recurring cash and non-cash transaction expenses incurred in connection with the issuance of the Additional Senior Secured Notes."

          29. The definition of "Credit Documents" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", the Intercreditor Agreement" immediately following the words "each Guaranty" appearing therein.

          30. The definition of "Documents" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (vi) thereof and (ii) inserting the text ", and (viii) on and after the delivery and execution thereof, the Additional Senior Secured Note Documents" at the end thereof.

          31. The definition of "Dutch Borrower Revolving Loan Sublimit" appearing in Section 11 of the Credit Agreement is hereby restated in its entirety as follows:

          "Dutch Borrower Revolver Loan Sublimit" shall mean the lesser of (x)
     (euro)75,000,000 and (y) the Total Revolving Loan Commitment as then in effect.

          32.  The definition of "L/C Supportable Indebtedness" appearing in
Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately after the text "(o)" appearing therein and inserting a comma in lieu thereof and (ii) inserting the text "and (q)" at the end thereof.

          33. The definition of "Maximum Permitted Acquisition Bank Leverage Ratio" appearing in Section 11 of the Credit Agreement is hereby restated in its entirety as follows:

          "Maximum Permitted Acquisition Bank Leverage Ratio" shall mean (x) 2.00:1:00 on the last day of any fiscal quarter of RPP USA ending on or prior to December 31, 2005 and (y) 1.75:1.00 on the last day of any fiscal quarter of RPP USA ending thereafter. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Agreement, (i) all calculations of compliance with this definition shall be made on a Pro Forma Basis and (ii) in no event shall the Adjusted Bank Leverage Ratio be greater than the Maximum Permitted Acquisition Bank Leverage Ratio upon the consummation of, and after giving effect on a Pro Forma Basis to, any Permitted Acquisition.".

          34. The definition of "Pro Forma Basis" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the parenthetical "(and thereafter in the case of projections pursuant to Section 8.14(a)(iv)" each place appearing in clause (i) thereof, (ii) deleting the proviso appearing at the end of clause (ii) thereof, and (iii) deleting the text "for purposes of
Section 9.09 and 9.10 and," appearing in clause (x) of the last paragraph thereof.

          35. The definition of "Unrestricted Subsidiary" appearing in Section 11 of the Credit Agreement is hereby amended by deleting clauses (iv) and (v) appearing in the third proviso thereof in their entirety and inserting the following new clauses (iv) and (v) in lieu thereof:

          "(iv) calculations are made by RPP USA of the Adjusted Bank Leverage Ratio for the relevant Calculation Period, on a Pro Forma Basis as if the respective Subsidiary Redesignation (as well as all other Subsidiary Redesignations theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such calculations shall show that the Adjusted Bank Leverage Ratio would have been no greater than (x) 2.25:1.00 on the last day of any fiscal quarter of RPP USA ending on or prior to December 31, 2005 or (y) 2.00:1.00 on the last day of any fiscal quarter of RPP USA ending thereafter, in either case as if the Subsidiary Redesignation had occurred on the first day of such Calculation Period, (v) based on good faith projections prepared by RPP USA for the period from the date of the respective Subsidiary Redesignation to the date which is one year thereafter, on a Pro Forma Basis, the Adjusted Bank Leverage Ratio shall have been no greater than (x) 2.25:1.00 for any period ending on or prior to December 31, 2005 or (y) 2.00:1.00 for any period ending thereafter".

          36. Section 11 of the Credit Agreement is hereby further amended by inserting the following new definitions in the proper alphabetical order:

          "Additional Senior Secured Note Documents" shall mean the Additional Senior Secured Notes, the Additional Senior Secured Note Indenture and all other documents executed and delivered with respect to the Additional Senior Secured Notes or the Additional Senior Secured Note Indenture, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent and, in each case, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Additional Senior Secured Note Indenture" shall mean the indenture entered into in connection with the issuance of the Additional Senior Secured Notes among the US Borrowers, the US Credit Parties which are Subsidiary Guarantors and the Additional Senior Secured Notes Trustee, as the same may be amended, modified or supplemented from time to time in accordance with the requirements hereof and thereof.

          "Additional Senior Secured Notes" shall mean one or more series of the US Borrowers' senior first secured notes or loans due no earlier than 2008, issued or made on or after the Fifth Amendment Effective Date pursuant to the Additional Senior Secured Note Indenture, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "Additional Senior Secured Notes" shall include any Exchange Additional Senior Secured Notes issued pursuant to the Additional Senior Secured Note Indenture in exchange for theretofore outstanding Additional Senior Secured Notes, as contemplated by the definition of Exchange Additional Senior Secured Notes.

          "Additional Senior Secured Notes Trustee" shall mean the trustee from time to time under the Additional Senior Secured Notes Indenture.

          "Borrowing Base" shall mean, at any time, an amount determined from the Borrowing Base Certificate most recently delivered pursuant to Section 8.01(l) to be equal to the sum of (I) 85% of the net book value of the accounts receivable of the US Credit Parties, (II) 65% of the net book value of the inventory of the US Credit Parties, and (III) 20% of the net book value of the plant, property and equipment of the US Credit Parties, in each case as such amounts would be required to be calculated for the US Credit Parties in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes.

          "Borrowing Base Certificate" shall have the meaning provided in
     Section 8.01(l).

          "Exchange Additional Senior Secured Notes" shall mean Additional Senior Secured Notes which are substantially identical securities to the Additional Senior Secured Notes initially issued under Section 9.04(q), which Exchange Additional Senior Secured Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the Additional Senior Secured Notes and pursuant to the Additional Senior Secured Note Indenture. In no event will the issuance of any Exchange Additional Senior Secured Notes increase the aggregate principal amount of Additional Senior Secured Notes then outstanding or otherwise result in an increase in an interest rate applicable to the Additional Senior Secured Notes.

          "Fifth Amendment" shall mean the Fifth Amendment, dated as of December 15, 2003, to this Agreement.

          "Fifth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment.

          "First Lien Creditors" shall have the meaning provided in the applicable Security Documents.

          "First Lien Obligations" shall have the meaning provided in the applicable Security Documents.

          "Intercreditor Agreement" shall mean the Intercreditor Agreement to be executed by and among the Administrative Agent, the Collateral Agent, the Overdraft Creditors and the Additional Senior Secured Notes Trustee, as amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

          "Overdraft Creditors" shall have the meaning provided in the applicable Security Documents.

          37. Section 11 of the Credit Agreement is hereby further amended by deleting the following definitions in their entirety: "Adjusted Consolidated Working Capital", Adjusted Excess Cash Flow", "Applicable Excess Cash Flow Percentage", "Consolidated Current Assets", "Consolidated Current Liabilities", "Excess Cash Flow", "Excess Cash Flow Payment Date" and "Excess Cash Flow Payment Period".

          38. Section 15.07(c) is hereby amended by deleting the parenthetical "(excluding Section 9.10)" appearing therein.

          39. The Credit Agreement is hereby further amended by deleting Exhibits A and C thereto and inserting new Exhibits A and C thereto in the forms of Exhibits A and C attached hereto, respectively.

          40. Section 1.07 of Annex A to Exhibit N of the Credit Agreement is hereby amended by (x) deleting the word "and" appearing at the end of clause
(ii) of said Section, (y) deleting the period appearing at the end of clause
(iii) therein and (z) inserting the following new clauses (iv) and (v) at the end of clause (iii) thereof:

          "(iv) of the Company under, or in respect of, the Senior Secured Notes (as defined in the Credit Agreement) and the Senior Secured Note Documents (as defined in the Credit Agreement) to which the Company is a party and
     (v) of the Company under, or in respect of, the Additional Senior Secured Notes (as defined in the Credit Agreement) and the Additional Senior Secured Note Documents (as defined in the Credit Agreement) to which the Company is a party."

          41. The Credit Agreement is hereby further amended by inserting as Exhibit O thereto the form of Exhibit O attached hereto.

          42. In the event that an Event of Default may have arisen solely as a result of the issuance of the Additional Senior Secured Notes (as defined in Section 36 of this Amendment) prior to the repayment in full of all Term Loans, the Required Lenders (as determined below) hereby waive such Event of Default.

          43. The Lenders hereby agree that Holdings, the US Borrowers, the other US Credit Parties that are Subsidiary Guarantors, the Administrative Agent (on behalf of the Lenders) and the Collateral Agent (on behalf of the Lenders) shall be permitted to (and are hereby authorized to) enter into (x) amendments to (or amend and restate) the respective Security Documents to clarify that a security interest shall be granted in favor of the holders of the Additional Senior Secured Notes and the Additional Senior Secured Notes Trustee in that portion of the Collateral otherwise permitted by Section 9.04(q) of the Credit Agreement (as amended hereby) and (y) the Intercreditor Agreement, in each case on terms and conditions satisfactory to the Administrative Agent and otherwise consistent with the terms of the Credit Agreement (as amended hereby).

          44. The Required Lenders hereby agree that, in furtherance of the agreements set forth in Section 43 of this Amendment, the Collateral Agent shall be permitted to (and is hereby authorized to) terminate (i) that certain Pledge of Shares, dated November 14, 2000, among RPP USA, the Dutch Parent, the Dutch Borrower, Resolution Research Nederland B.V. and the Collateral Agent and (ii) that certain Pledge of Shares, dated as of April 9, 2003, among the US Borrowers, the Dutch Parent, the Collateral Agent and Deutsche Bank Trust Company Americas, as trustee for the holders of the Senior Secured Notes so long as immediately after such termination the respective parties to each such pledge of shares reenter into replacement pledges of shares on substantially similar terms, with the pledge of shares securing the Obligations and the obligations under the Additional Senior Secured Notes to be entered into prior to the pledge of shares securing the obligations under the Senior Secured Notes.

          45. This Amendment shall become effective as of the date set forth above on the date (the "Fifth Amendment Effective Date") when (a) Holdings, each Borrower and the Required Lenders (determined immediately after giving effect to the repayment in full of the outstanding Term Loans as contemplated by clause
(b)(i) below) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (b) the following additional conditions have been satisfied:

          (i) the first issuance of the Additional Senior Secured Notes resulting in Net Cash Proceeds sufficient to repay (and the Net Cash Proceeds of which are concurrently used to repay) all outstanding Term Loans in full shall have occurred;

          (ii) the Administrative Agent shall have received from O'Melveny & Myers LLP, special counsel to the Credit Parties, an opinion addressed to each Agent, the Collateral Agent and each of the Lenders and dated the Fifth Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent;

          (iii) the US Borrowers shall have paid (or concurrently with the first issuance of the Additional Senior Secured Notes shall pay) to the Administrative Agent all fees, costs and expenses (including, without limitation, the reasonable legal fees and expenses of White & Case LLP) payable to the Administrative Agent to the extent then due; and

          (iv) the Borrower shall have paid (or concurrently with the first issuance of the Additional Senior Secured Notes shall pay) to each Lender which shall have executed and delivered a counterpart hereof (including by way of facsimile transmission) to the Administrative Agent at the Notice Office on or prior to 5:00 P.M. (New York time) on December 15, 2003 (or, if the Required Lenders (as determined above) have not executed this Amendment by such time and date, on the Fifth Amendment Effective Date), an amendment fee equal to the product of (x) 0.125% multiplied by (y) such Lender's Revolving Loan Commitment on such date.

          46. In order to induce the Lenders to enter into this Amendment, Holdings and each Borrower hereby represent and warrant that (i) no Default or Event of Default exists on the Fifth Amendment Effective Date, immediately after giving effect to this Amendment, and (ii) on the Fifth Amendment Effective Date, immediately after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          47. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to Holdings, the US Borrowers, Lenders and the Administrative Agent.

          48. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          49. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

          50. This Amendment is limited as specified and shall not constitute a modification, acceptance or amendment of any other provision of the Credit Agreement or any other Credit Document.

                                    *  *  *

                                                           CONFORMED AS EXECUTED

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                        RESOLUTION PERFORMANCE PRODUCTS INC.


                                        By: /s/ Mark S. Antonvich
                                           -------------------------------------
                                           Title:  Vice President and General
                                                   Counsel


                                        RESOLUTION PERFORMANCE PRODUCTS LLC


                                        By: /s/ Mark S. Antonvich
                                           -------------------------------------
                                           Title:  Vice President and General
                                                   Counsel


                                        RPP CAPITAL CORPORATION


                                        By: /s/ Mark S. Antonvich
                                           -------------------------------------
                                           Title:  Vice President and General
                                                   Counsel


                                        RESOLUTION EUROPE B.V. (formerly known
                                         as Resolution Nederland B.V.)


                                        By: /s/ Marvin O. Schlanger
                                           -------------------------------------
                                           Title:  Director


                                        MORGAN STANLEY SENIOR FUNDING INC.,
                                         Individually and as Administrative
                                         Agent


                                        By: /s/ Eugene F. Martin
                                           -------------------------------------
                                           Title:  Managing Director

                                           SIGNATURE PAGE TO THE FIFTH
                                           AMENDMENT, DATED AS OF DECEMBER 15,
                                           2003, TO THE CREDIT AGREEMENT, DATED
                                           AS OF NOVEMBER 14, 2000, AMONG
                                           RESOLUTION PERFORMANCE PRODUCTS INC.,
                                           A DELAWARE CORPORATION, RESOLUTION
                                           PERFORMANCE PRODUCTS LLC, A DELAWARE
                                           LIMITED LIABILITY COMPANY, RPP
                                           CAPITAL CORPORATION, A DELAWARE
                                           CORPORATION, RESOLUTION EUROPE B.V.
                                           (FORMERLY KNOWN AS RESOLUTION
                                           NEDERLAND B.V.) THE VARIOUS LENDERS
                                           PARTY THERETO, SALOMON SMITH BARNEY
                                           INC., AS SYNDICATION AGENT, MORGAN
                                           GUARANTY TRUST COMPANY OF NEW YORK,
                                           AS DOCUMENTATION AGENT, AND MORGAN
                                           STANLEY SENIOR FUNDING, INC., AS
                                           ADMINISTRATIVE AGENT, LEAD ARRANGER
                                           AND SOLE BOOK MANAGER

                                        NAME OF INSTITUTION:

                                        JPMORGAN CHASE BANK


                                        By: /s/ Peter A. Dedousis
                                           -------------------------------------
                                           Title:  Managing Director

                                           SIGNATURE PAGE TO THE FIFTH
                                           AMENDMENT, DATED AS OF DECEMBER 15,
                                           2003, TO THE CREDIT AGREEMENT, DATED
                                           AS OF NOVEMBER 14, 2000, AMONG
                                           RESOLUTION PERFORMANCE PRODUCTS INC.,
                                           A DELAWARE CORPORATION, RESOLUTION
                                           PERFORMANCE PRODUCTS LLC, A DELAWARE
                                           LIMITED LIABILITY COMPANY, RPP
                                           CAPITAL CORPORATION, A DELAWARE
                                           CORPORATION, RESOLUTION EUROPE B.V.
                                           (FORMERLY KNOWN AS RESOLUTION
                                           NEDERLAND B.V.) THE VARIOUS LENDERS
                                           PARTY THERETO, SALOMON SMITH BARNEY
                                           INC., AS SYNDICATION AGENT, MORGAN
                                           GUARANTY TRUST COMPANY OF NEW YORK,
                                           AS DOCUMENTATION AGENT, AND MORGAN
                                           STANLEY SENIOR FUNDING, INC., AS
                                           ADMINISTRATIVE AGENT, LEAD ARRANGER
                                           AND SOLE BOOK MANAGER

                                        NAME OF INSTITUTION:

                                        CITICORP USA INC.


                                        By: /s/ F.R. Lowe
                                           -------------------------------------
                                           Title:  Vice President

                                           SIGNATURE PAGE TO THE FIFTH
                                           AMENDMENT, DATED AS OF DECEMBER 15,
                                           2003, TO THE CREDIT AGREEMENT, DATED
                                           AS OF NOVEMBER 14, 2000, AMONG
                                           RESOLUTION PERFORMANCE PRODUCTS INC.,
                                           A DELAWARE CORPORATION, RESOLUTION
                                           PERFORMANCE PRODUCTS LLC, A DELAWARE
                                           LIMITED LIABILITY COMPANY, RPP
                                           CAPITAL CORPORATION, A DELAWARE
                                           CORPORATION, RESOLUTION EUROPE B.V.
                                           (FORMERLY KNOWN AS RESOLUTION
                                           NEDERLAND B.V.) THE VARIOUS LENDERS
                                           PARTY THERETO, SALOMON SMITH BARNEY
                                           INC., AS SYNDICATION AGENT, MORGAN
                                           GUARANTY TRUST COMPANY OF NEW YORK,
                                           AS DOCUMENTATION AGENT, AND MORGAN
                                           STANLEY SENIOR FUNDING, INC., AS
                                           ADMINISTRATIVE AGENT, LEAD ARRANGER
                                           AND SOLE BOOK MANAGER

                                        NAME OF INSTITUTION:

                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ George Neamonitis
                                           -------------------------------------
                                           Title:  Manager-Operations

                                           SIGNATURE PAGE TO THE FIFTH
                                           AMENDMENT, DATED AS OF DECEMBER 15,
                                           2003, TO THE CREDIT AGREEMENT, DATED
                                           AS OF NOVEMBER 14, 2000, AMONG
                                           RESOLUTION PERFORMANCE PRODUCTS INC.,
                                           A DELAWARE CORPORATION, RESOLUTION
                                           PERFORMANCE PRODUCTS LLC, A DELAWARE
                                           LIMITED LIABILITY COMPANY, RPP
                                           CAPITAL CORPORATION, A DELAWARE
                                           CORPORATION, RESOLUTION EUROPE B.V.
                                           (FORMERLY KNOWN AS RESOLUTION
                                           NEDERLAND B.V.) THE VARIOUS LENDERS
                                           PARTY THERETO, SALOMON SMITH BARNEY
                                           INC., AS SYNDICATION AGENT, MORGAN
                                           GUARANTY TRUST COMPANY OF NEW YORK,
                                           AS DOCUMENTATION AGENT, AND MORGAN
                                           STANLEY SENIOR FUNDING, INC., AS
                                           ADMINISTRATIVE AGENT, LEAD ARRANGER
                                           AND SOLE BOOK MANAGER

                                        NAME OF INSTITUTION:

                                        IKB CAPITAL CORPORATION


                                        By: /s/ David Snyder
                                           -------------------------------------
                                           Title:  President

                                           SIGNATURE PAGE TO THE FIFTH
                                           AMENDMENT, DATED AS OF DECEMBER 15,
                                           2003, TO THE CREDIT AGREEMENT, DATED
                                           AS OF NOVEMBER 14, 2000, AMONG
                                           RESOLUTION PERFORMANCE PRODUCTS INC.,
                                           A DELAWARE CORPORATION, RESOLUTION
                                           PERFORMANCE PRODUCTS LLC, A DELAWARE
                                           LIMITED LIABILITY COMPANY, RPP
                                           CAPITAL CORPORATION, A DELAWARE
                                           CORPORATION, RESOLUTION EUROPE B.V.
                                           (FORMERLY KNOWN AS RESOLUTION
                                           NEDERLAND B.V.) THE VARIOUS LENDERS
                                           PARTY THERETO, SALOMON SMITH BARNEY
                                           INC., AS SYNDICATION AGENT, MORGAN
                                           GUARANTY TRUST COMPANY OF NEW YORK,
                                           AS DOCUMENTATION AGENT, AND MORGAN
                                           STANLEY SENIOR FUNDING, INC., AS
                                           ADMINISTRATIVE AGENT, LEAD ARRANGER
                                           AND SOLE BOOK MANAGER

                                        NAME OF INSTITUTION:

                                        KZH SOLEIL LLC


                                        By: /s/ Hi Hua
                                           -------------------------------------
                                           Title:  Authorized Agent

                                           SIGNATURE PAGE TO THE FIFTH
                                           AMENDMENT, DATED AS OF DECEMBER 15,
                                           2003, TO THE CREDIT AGREEMENT, DATED
                                           AS OF NOVEMBER 14, 2000, AMONG
                                           RESOLUTION PERFORMANCE PRODUCTS INC.,
                                           A DELAWARE CORPORATION, RESOLUTION
                                           PERFORMANCE PRODUCTS LLC, A DELAWARE
                                           LIMITED LIABILITY COMPANY, RPP
                                           CAPITAL CORPORATION, A DELAWARE
                                           CORPORATION, RESOLUTION EUROPE B.V.
                                           (FORMERLY KNOWN AS RESOLUTION
                                           NEDERLAND B.V.) THE VARIOUS LENDERS
                                           PARTY THERETO, SALOMON SMITH BARNEY
                                           INC., AS SYNDICATION AGENT, MORGAN
                                           GUARANTY TRUST COMPANY OF NEW YORK,
                                           AS DOCUMENTATION AGENT, AND MORGAN
                                           STANLEY SENIOR FUNDING, INC., AS
                                           ADMINISTRATIVE AGENT, LEAD ARRANGER
                                           AND SOLE BOOK MANAGER

                                        NAME OF INSTITUTION:

                                        KZH SOLEIL-2 LLC


                                        By: /s/ Hi Hua
                                           -------------------------------------
                                           Title:  Authorized Agent

                                           SIGNATURE PAGE TO THE FIFTH
                                           AMENDMENT, DATED AS OF DECEMBER 15,
                                           2003, TO THE CREDIT AGREEMENT, DATED
                                           AS OF NOVEMBER 14, 2000, AMONG
                                           RESOLUTION PERFORMANCE PRODUCTS INC.,
                                           A DELAWARE CORPORATION, RESOLUTION
                                           PERFORMANCE PRODUCTS LLC, A DELAWARE
                                           LIMITED LIABILITY COMPANY, RPP
                                           CAPITAL CORPORATION, A DELAWARE
                                           CORPORATION, RESOLUTION EUROPE B.V.
                                           (FORMERLY KNOWN AS RESOLUTION
                                           NEDERLAND B.V.) THE VARIOUS LENDERS
                                           PARTY THERETO, SALOMON SMITH BARNEY
                                           INC., AS SYNDICATION AGENT, MORGAN
                                           GUARANTY TRUST COMPANY OF NEW YORK,
                                           AS DOCUMENTATION AGENT, AND MORGAN
                                           STANLEY SENIOR FUNDING, INC., AS
                                           ADMINISTRATIVE AGENT, LEAD ARRANGER
                                           AND SOLE BOOK MANAGER

                                        NAME OF INSTITUTION:

                                        OAK HILL SECURITIES FUND, L.P.
                                        By: Oak Hill Securities GenPar, L.P.,
                                        its General Parter
                                        By: Oak Hill Securities MGP, Inc., its
                                        General Partner


                                        By: /s/ Scott D. Krase
                                           -------------------------------------
                                           Title:  Authorized Signatory

                                           SIGNATURE PAGE TO THE FIFTH
                                           AMENDMENT, DATED AS OF DECEMBER 15,
                                           2003, TO THE CREDIT AGREEMENT, DATED
                                           AS OF NOVEMBER 14, 2000, AMONG
                                           RESOLUTION PERFORMANCE PRODUCTS INC.,
                                           A DELAWARE CORPORATION, RESOLUTION
                                           PERFORMANCE PRODUCTS LLC, A DELAWARE
                                           LIMITED LIABILITY COMPANY, RPP
                                           CAPITAL CORPORATION, A DELAWARE
                                           CORPORATION, RESOLUTION EUROPE B.V.
                                           (FORMERLY KNOWN AS RESOLUTION
                                           NEDERLAND B.V.) THE VARIOUS LENDERS
                                           PARTY THERETO, SALOMON SMITH BARNEY
                                           INC., AS SYNDICATION AGENT, MORGAN
                                           GUARANTY TRUST COMPANY OF NEW YORK,
                                           AS DOCUMENTATION AGENT, AND MORGAN
                                           STANLEY SENIOR FUNDING, INC., AS
                                           ADMINISTRATIVE AGENT, LEAD ARRANGER
                                           AND SOLE BOOK MANAGER

                                        NAME OF INSTITUTION:

                                        OAK HILL SECURITIES FUND II, L.P.
                                        By: Oak Hill Securities GenPar II
                                        L.P., its General Parter
                                        By: Oak Hill Securities MGP II, Inc.,
                                        its General Partner


                                        By: /s/ Scott D. Krase
                                           -------------------------------------
                                           Title:  Authorized Signatory

                                           SIGNATURE PAGE TO THE FIFTH
                                           AMENDMENT, DATED AS OF DECEMBER 15,
                                           2003, TO THE CREDIT AGREEMENT, DATED
                                           AS OF NOVEMBER 14, 2000, AMONG
                                           RESOLUTION PERFORMANCE PRODUCTS INC.,
                                           A DELAWARE CORPORATION, RESOLUTION
                                           PERFORMANCE PRODUCTS LLC, A DELAWARE
                                           LIMITED LIABILITY COMPANY, RPP
                                           CAPITAL CORPORATION, A DELAWARE
                                           CORPORATION, RESOLUTION EUROPE B.V.
                                           (FORMERLY KNOWN AS RESOLUTION
                                           NEDERLAND B.V.) THE VARIOUS LENDERS
                                           PARTY THERETO, SALOMON SMITH BARNEY
                                           INC., AS SYNDICATION AGENT, MORGAN
                                           GUARANTY TRUST COMPANY OF NEW YORK,
                                           AS DOCUMENTATION AGENT, AND MORGAN
                                           STANLEY SENIOR FUNDING, INC., AS
                                           ADMINISTRATIVE AGENT, LEAD ARRANGER
                                           AND SOLE BOOK MANAGER

                                        NAME OF INSTITUTION:

                                        TEXTRON FINANCIAL CORPORATION


                                        By: /s/ Matthew J. Colgan
                                           -------------------------------------
                                           Title:  Vice President

                                                           CONFORMED AS EXECUTED

                                    EXHIBIT A
                           FORM OF NOTICE OF BORROWING
                           ---------------------------
                                                                          [Date]

Morgan Stanley Senior Funding, Inc.,
 as Administrative Agent (the
 "Administrative Agent") for the
 Lenders party to the Credit Agreement
 referred to below
[Specify Notice Office]/1/
Attention:

with a copy to:

Ladies and Gentlemen:

The undersigned, [Resolution Performance Products LLC and RPP Capital Corporation] [Resolution Europe B.V. (f/k/a/ Resolution Nederland B.V.)] refer[s] to the Credit Agreement, dated as of November 14, 2000 (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among Resolution Performance Products Inc., Resolution Performance Products LLC, RPP Capital Corporation, Resolution Europe B.V. (f/k/a/ Resolution Nederland B.V.), certain lending institutions from time to time party thereto (the "Lenders"), Salomon Smith Barney Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and you, as Administrative Agent for such Lenders, and hereby give[s] you notice, irrevocably, pursuant to
Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:

          (i)  The Business Day of the Proposed Borrowing is ________, ____./2/

          (ii) The aggregate principal amount of the Proposed Borrowing is _________./3/

----------
/1/ Refer to definition of Notice Office in the Credit Agreement for the proper specifications.

/2/ Shall be a Business Day, in the case of (x) the US Borrowers, at least one Business Day in the case of Base Rate Loans (or same day in the case of Swingline Loans) and at least three Business Days in the case of Eurodollar Loans or Euro Revolving Loans (as the case may be), in each case, after the date hereof, and (y) the Dutch Borrower, at least three Business Days in the case of Euro Rate Loans and one Business Day in the case of Base Rate Loans (or same day in the case of Swingline Loans), in each case, after the date hereof; provided that (in each case) any such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (Local time).

          (iii) The Loans to be made pursuant to the Proposed Borrowing shall be made to the [US Borrowers] [Dutch Borrower] and shall consist of [A Euro Term Loans] [B Term Loans] [Dollar Revolving Loans] [Euro Revolving Loans] [Dollar Swingline Loans][Euro Swingline Loans)]./4/

          [(iv)   The Dollar Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans]].

          [(v)    The initial Interest Period for the Proposed Borrowing is
     __________ month(s).]/5/

          [(vi)   Attached hereto as Annex I is the officer's certificate
     required to be delivered to the Administrative Agent pursuant to Section
     8.14 of the Credit Agreement.]

          [(vii) The aggregate principal amount of [Revolving Loans] [Swingline Loans] incurred pursuant to the Proposed Borrowing and utilized to finance, in whole or in part, the respective Permitted Acquisition is [$][(euro)]____.

          [(viii) The Total Unutilized Revolving Loan Commitment, after giving effect to Proposed Borrowing, is $ _________________.]/6/

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

          (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects,

--------------------------------------------------------------------------------
/3/ Shall be stated in the Approved Currency of the US Borrowers or the Dutch Borrower, as the case may be.

/4/ B Term Loans are only available to the US Borrowers. A Euro Term Loans are only available to the Dutch Borrower. Dollar Revolving Loans, Euro Revolving Loans and Dollar Swingline Loans are available to the US Borrowers. Dollar Revolving Loans, Euro Revolving Loans, Dollar Swingline Loans and Euro Swingline Loans are available to the Dutch Borrower.

/5/ To be included for a Proposed Borrowing of Euro Rate Loans (other than Euro Swingline Loans), provided that unless the Administrative Agent has otherwise determined in its sole discretion or has determined that the Syndication Date has occurred, prior to the 90th day following the Initial Borrowing Date, all Euro Rate Loans (other than Euro Swingline Loans) must initially be subject to an Interest Period of one week which begins and ends on the same day and thereafter, be subject to an Interest Period of one month which begins and ends on the same day.

/6/ To be included for a Proposed Borrowing of Revolving Loans or Swingline Loans, the proceeds of which will be utilized to finance, in whole or in part, the purchase price of a Permitted Acquisition, provided that clause (vi) is to be included for a Proposed Borrowing only to the extent required by Section 1.03(vii).

     before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

          (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

          (C) the sum of (I) the aggregate outstanding Principal Amount of all Revolving Loans and Swingline Loans on the date of the Proposed Borrowing and after giving effect thereto and (II) the Letter of Credit Outstandings on the date of the Proposed Borrowing will be $_______; and

          (D) the Borrowing Base on the date of the Proposed Borrowing (based on the Borrowing Base Certificate last delivered) will be $_______.

                                        Very truly yours,


                                        [RESOLUTION PERFORMANCE PRODUCTS LLC
                                        RPP CAPITAL CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:]/7/


                                        [RESOLUTION NEDERLAND B.V.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:]/8/


----------
/7/  To be included for a Proposed Borrowing by the US Borrowers.

/8/  To be included for a Proposed Borrowing by the Dutch Borrower.

                                                                       EXHIBIT C

                        FORM OF LETTER OF CREDIT REQUEST
                        --------------------------------
                                                                    Dated  /(1)/

     Morgan Stanley Senior Funding, Inc. ("MSSF"), as Administrative Agent, under the Credit Agreement, dated as of November 14, 2000 (as amended, modified, restated and/or supplemented from time to time, the "Credit Agreement"), among RESOLUTION PERFORMANCE PRODUCTS INC., RESOLUTION PERFORMANCE PRODUCTS LLC, RPP CAPITAL CORPORATION, RESOLUTION EUROPE B.V. (f/k/a Resolution Nederland B.V.), the lending institutions from time to time party thereto, Salomon Smith Barney Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and MSSF, as Lead Arranger, sole Book Manager and Administrative Agent 1633 Broadway, 26/th/ Floor New York, New York 10036
     Attention: James Morgan

Letter of Credit Issuer: /(2)/

[Address]
Attention:

     Ladies and Gentlemen:

     Pursuant to Section 2.02 of the Credit Agreement, we hereby request that the Letter of Credit Issuer referred to above issue a [Trade] [Standby] Letter of Credit for the account of the undersigned on /(3)/ (the "Date of Issuance"), which [Trade] [Standby] Letter of Credit shall be denominated in [Dollars] [Euros] and shall be in the aggregate Stated Amount of /(4)/.


----------
/(1)/ Date of Letter of Credit Request.

/(2)/ [Insert Name and Address of Letter of Credit Issuer]

/(3)/ Date of Issuance which shall be (x) a Business Day and (y) at least 3
      Business Days after the date hereof (or such earlier date as is acceptable to the respective Letter of Credit Issuer in any given case).

/(4)/ Aggregate initial Stated Amount of Letter of Credit which should not be less than $100,000 (or the Dollar Equivalent thereof in the case of a Letter of Credit denominated in Euros) or such lesser amount as is acceptable to the respective Letter of Credit Issuer. No more than the Dollars Equivalent of $25,000,000 of Letters of Credit in the aggregate may be denominated in Euros.)

                                                                       Exhibit C
                                                                          Page 2

For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

The beneficiary of the requested Letter of Credit will be /(5)/, and such Letter of Credit will be in support of /(6)/ and will have a stated expiration date of /(7)/ .

We hereby certify that:

               (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects on the Date of Issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

               (B) no Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or Event of Default occur.

               (C) the sum of (I) the aggregate outstanding Principal Amount of all Revolving Loans and Swingline Loans on the Date of Issuance will be $________ and (II) the aggregate Letter of Credit Outstandings on the Date of Issuance and after giving effect to the Letter of Credit requested hereby will be $_______; and

----------
/(5)/ Insert name and address of beneficiary.

/(6)/ Insert a description of L/C Supportable Indebtedness (in the case of Standby Letters of Credit) and insert description of permitted trade obligations (in the case of Trade Letters of Credit).

/(7)/ Insert the last date upon which drafts may be presented which may not be later than (i) in the case of Standby Letters of Credit, the earlier of
      (x) one year after the date of issuance and (y) the tenth Business Day preceding the Revolving Loan Maturity Date, and (ii) in the case of Trade Letters of Credit, (x) 180 days after the date of issuance and (y) 30 days prior to the Revolving Loan Maturity Date.

                                                                       Exhibit C
                                                                          Page 3

               (D) the Borrowing Base on the Date of Issuance (based on the Borrowing Base Certificate last delivered) will be $________.

Copies of all documentation with respect to the supported transaction are attached hereto.

                                        RESOLUTION PERFORMANCE PRODUCTS LLC


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        RPP CAPITAL CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT O
                                                                       ---------

                           BORROWING BASE CERTIFICATE
                           --------------------------

To:  Morgan Stanley Senior Funding, Inc.,
     as Administrative Agent, and each Lender party to the Credit Agreement referred to below

     This Borrowing Base Certificate (this "Certificate") is delivered pursuant to the reporting requirements of Section 8.01(l) of the Credit Agreement, dated as of November 14, 2000 (as amended, modified and/or supplemented from time to time, the "Credit Agreement"), among Resolution Performance Products Inc., Resolution Performance Products LLC ("RPP USA"), RPP Capital Corporation, Resolution Europe B.V. (f/k/a Resolution Nederland B.V.), the lending institutions from time to time party thereto (the "Lenders"), Salomon Smith Barney Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Morgan Stanley Senior Funding, Inc., as Administrative Agent for the Lenders. Terms used in this Certificate have the meanings set forth for such terms in the Credit Agreement unless otherwise defined herein.

     The following calculations determine the components of the Borrowing Base, in each case as such components would be calculated for the US Credit Parties in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes. RPP USA hereby certifies as follows:

     The Borrowing Base as of [insert date] is the sum of:

          1.   Eighty-five percent (85%) of the net book value of
               the accounts receivable of the US Credit Parties;    $___________

          2.   Sixty-five percent (65%) of the net book value of
               the inventory of the US Credit Parties; and          $___________

          3. Twenty percent (20%) of the net book value of the plant, property and equipment of the US
               Credit Parties

                                         Total:                     $___________

     RPP USA hereby represents and warrants that this Certificate is a correct statement regarding the status of the accounts receivable, the inventory and the property, plant and equipment of the US Credit Parties comprising the Borrowing Base, and the amounts set forth herein and therein are in compliance with the provisions of the Credit Agreement and GAAP, subject to normal year-end audit adjustments and the absence of footnotes.

                                                                       Exhibit O
                                                                          Page 2

     This Certificate is executed on __________ __, ____ by the __________ of RPP USA. The undersigned hereby certifies that each and every matter contained herein or attached hereto is derived from the books and records of the US Credit Parties and is true and correct in all material respects.

Date:____________________

                                        RESOLUTION PERFORMANCE PRODUCTS LLC


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       -2-